UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 18, 2007

Center Financial Corporation

(Exact name of Registrant as specified in its charter)

California

(State or Other Jurisdiction of Incorporation)

000-50050	52-2380548
(Commission file number)	(IRS Employer Identification No)

3435 Wilshire Boulevard, Suite 700, Los Angeles, California 90010

(Address of principal executive offices)

(213) 251-2222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On September 18, 2007, Center Financial Corporation (the “Company”) and First Intercontinental Bank (“First IC Bank”) issued a joint news release announcing the signing a definitive agreement under which the Company will acquire First IC Bank, a Georgia State chartered commercial bank headquartered in Doraville, Georgia. First IC Bank is to be merged into a newly formed Georgia State chartered banking subsidiary of the Company that will operate under the First Intercontinental Bank name. The Company will become a multi-bank holding company with Center Bank and First IC Bank as its two wholly owned banking subsidiaries.

A copy of the news release is attached to this report as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	News Release dated September 18, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

CENTER FINANCIAL CORPORATION

Date: September 19, 2007	By:	/s/ Jae Whan Yoo
Jae Whan Yoo
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	News Release dated September 18, 2007